================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 7, 2007

                                 --------------

                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                1-11152                23-1882087
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania            19406-1409
    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.    Other Events.

On August 7, 2007, InterDigital, Inc. announced that its wholly-owned subsidiaries, InterDigital Communications, LLC and InterDigital Technology Corporation, have filed a complaint with the U.S. International Trade Commission
(ITC) against Nokia Corporation and Nokia, Inc. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

       99.1   Press release of InterDigital, Inc. dated August 7, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL, INC.


                             By: /s/ William J. Merritt
                                 ------------------------------------
                                 William J. Merritt
                                 President and Chief Executive Officer



Date:  August 7, 2007

                                  EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------

   99.1                Press release of InterDigital, Inc. dated August 7, 2007.